Investment in Associated Companies	12 Months Ended
Dec. 31, 2017
Disclosure of associates [abstract]
Investment in Associated Companies
Note 10 – Investment in Associated Companies

A.	Condensed information regarding significant associated companies

1.	Condensed financial information with respect to the statement of financial position

	ZIM		Qoros*
	As at December 31
	2017	2016	2017	2016
	$ thousands
Principal place of business	International		China
Proportion of ownership interest	32%	32%	50%	50%

Current assets	579,595	465,892	235,237	259,804
Non-current assets	1,222,743	1,237,740	1,259,762	1,273,862
Current liabilities	(686,693)	(530,842)	(870,192)	(773,946)
Non-current liabilities	(1,209,137)	(1,273,447)	(804,062)	(695,484)
Non-controlling interests	(6,509)	(3,125)	-	—
Total net assets attributable to the Group	(100,001)	(103,782)	(179,255)	64,236

Share of Group in net assets	(32,000)	(33,210)	(89,627)	32,118
Adjustments:
Write back/(impairment) of assets and investments	28,758	(72,263)	—	—
Excess cost	123,242	187,216	—	—
Loans	—	—	61,645	55,798
Financial guarantee	—	—	29,676	29,677
Book value of investment	120,000	81,743	1,694	117,593

*
Qoros is a joint venture (See Note 10.C.b). The current assets include cash and cash equivalent of $12 million (2016: $67 million). The current and non-current liabilities excluding trade and other payables and provisions amount to $1 billion (2016: $1.1 billion). In January 2018, the Group’s equity interest in Qoros was reduced to 24% (see Note 33.2.A).

	ZIM			Tower*	Qoros**
	For the year ended December 31
	2017	2016	2015	2015	2017	2016	2015
	$ thousands

Revenues	2,978,291	2,539,296	2,991,135	461,778	280,079	377,456	232,114

(Loss) / income ***	6,235	(168,290)	2,253	(737)	(242,395)	(285,069)	(392,427)

Other comprehensive (loss) / income ***	(3,871)	(12,351)	(1,948)	—	31	7	(19)

Total comprehensive (loss) / income	2,364	(180,641)	305	(737)	(242,364)	(285,062)	(392,446)

Kenon’s share of comprehensive
(loss) / income	756	(57,805)	98	(189)	(121,182)	(142,531)	(196,223)

Adjustments	8,538	9,856	9,418	(609)	(16)	(3)	—

Kenon’s share of comprehensive
(Loss) / Income presented in the books	9,294	(47,949)	9,516	(798)	(121,198)	(142,534)	(196,223)

*	Distributed as dividend-in-kind in July 2015 (see Note 10.C.c). Results of operations for 2015 corresponds to the six months ended June 30, 2015.

**
Qoros is a joint venture (See Note 10.C.b). The depreciation and amortization, interest income, interest expense and income tax expenses recorded by Qoros during the year were $102 million, $2 million, $50 million and $14 thousand (2016: $119 million, $2 million, $63 million and $37 thousand; 2015: $75 million, $2 million, $2 million and $92 thousand) respectively.

***	Excludes portion attributable to non-controlling interest.

B.	Associated companies that are individually immaterial

	Associated Companies
	As at December 31
	2017	2016	2015
	$ thousands

Book value of investments as at December 31	-	8,897	9,008

C.	Additional information

a.	ZIM

1.
The container shipping industry is dynamic and volatile and has been marked in recent years by instability, which is characterized by slower growth of demand and worsening overcapacity. This situation combined with carriers’ ambitions to increase and protect their market share led, freight rates to fall sharply in most of the trades, mainly since the second half of 2015. The first half of 2016 continued to be very challenging. Container freight rates hit historical lows across major trades, as new vessel capacity was added, while market demand remained weak. Since the second half of 2016 and through the third quarter of 2017, freight rates have increased marginally, while partially decreased towards the end of 2017.

In view of the aforementioned business environment, the volatile bunker prices and in order to improve ZIM’s results of operations and liquidity position, Management continues to optimize ZIM’s network rationalizations including establishment of new partnerships, invest in upgrading customer services and constantly strive to create and maintain efficiencies and cost reductions. However, an adverse trend could negatively affect the entire industry and also affect ZIM’s business, financial position, assets value, results of operations, cash flows and compliance with certain financial covenants.

As of December 31, 2017 ZIM’s total equity amounted to a negative balance of $93 million (compared to negative balance of $101 million as of December 31, 2016) and its working capital amounted to a negative balance of $107 million (compared to negative balance of $65 million as of December 31, 2016).

During the year ended December 31, 2017, ZIM recorded operating profit of $135 million (compared to operating loss of $52 million during the year ended December 31, 2016 and operating profit of $98 million during the year ended December 31, 2015) and net profit of $11 million (compared to net loss of $164 million during the year ended December 31, 2016 and net profit of $7 million during the year ended December 31, 2015).

As at December 31, 2017, ZIM complies with its amended financial covenants, ZIM’s liquidity amounts to $182 million (Minimum Liquidity required is $125 million).

In order to improve its financial position and liquidity, during the second half of 2016, ZIM took the following steps:

(a)  ZIM approached some of its creditors for the purpose of rescheduling payments.

Below are the main components of the agreements reached:

1)
Deferral of payments in a total amount of $116 million (the “Deferred Amounts”), during a period of up to 12 months starting on September 30, 2016, each creditor with relation to its specific contracts. The repayment of the Deferred Amounts will begin as from January 1, 2018 on a straight line basis and will end on December 31, 2020 (the “Repayment Period”). In case any respective agreement expires before the end of the Repayment Period, the unpaid balance of Deferred Amounts will be paid in full upon expiration.

2)	The Deferred Amounts bear interest, at an annual rate of Libor + 2.8% paid quarterly in cash.

3)
ZIM granted security related to its rights and interests deriving from certain of its receivables, for securing the repayment of the Deferred Amounts (using a similar receivable-backed facility as described in No). The balance of the secured Deferred Amounts as of December 31, 2017 amounted to $108 million

4)	In case of excess cash, as defined in the rescheduling agreements, a mechanism of mandatory prepayments of the abovementioned rescheduled amounts and their related accrued interest, will apply.

Further to such rescheduling, certain agreements of containers leases previously classified as operational leases were reclassified as financial leases, resulting in recognition of additional assets and liabilities in a total amount of US$ 73 million.

(b)	ZIM obtained amendments to its financial covenants in 2016. Below are the current financial covenants of ZIM:

1)
Fixed Charge Cover ratio - The required ratio will be examined on March 31, 2018 onwards, and will gradually increase from 0.78:1 as required on March 31, 2018 to 0.99:1 as required on March 31, 2019 and remain in that level thereafter.

2)
Total Leverage ratio - The required ratio will be examined on March 31, 2018 onwards, and will gradually decrease from 23.69:1 as required on March 31, 2018 to 6.64:1 as required on December 31, 2018 and remain in that level thereafter.

3)
Minimum Liquidity - This covenant was amended as from March 31, 2016 to include all cash and cash equivalents available to ZIM without any restrictions. In addition, during 2016 and through (and including) September 30, 2016 ZIM was required to stand a minimum liquidity of $150 million. Starting December 31, 2016 the minimum Liquidity required is reinstated at $125 million.

As at December 31, 2017, ZIM is in compliance with its financial covenants. According to these consolidated Financial Statements, ZIM’s liquidity amounts to $182 million (Minimum Liquidity required is $125 million).

ZIM’s financial position, liquidity and the risk of deviation from financial covenants depend on the recovery of the shipping industry and especially the freight rates. Current economic conditions make forecasting difficult, and there is possibility that actual performance may be materially different from Management plans and expectations.

In the opinion of ZIM’s management and its Board of Directors, the updated forecast and the abovementioned actions with regards to rescheduling of payments and covenants amendment, enables ZIM to meet its liabilities and operational needs and to comply with the new set of financial covenants for a period of at least 12 months following the balance sheet date.

2.
Further to the recent trends in the shipping industry, ZIM tested its assets for impairment based on IAS 36, where ZIM operates an integrated liner network, as one cash-generating unit (“CGU”). ZIM estimated its recoverable amount on the basis of fair value less costs to sell, using the discounted cash flow (“DCF”) method, measured at Level 3 fair value measurement under IFRS 13. The impairment test resulted with a recoverable amount exceeding the carrying amount of the CGU with a range between $418 million and $543 million, and therefore no impairment was recognized. Although ZIM believes the assumptions used for impairment are reasonable and acceptable, no assurance can be made against the level of bunker prices and freight rates sustainability.

Kenon independently and separately from ZIM, appointed a third-party to perform a valuation of its 32% equity investment in ZIM in accordance with IAS 28 Investments in Associates and IAS 36 Impairment of Assets. On March 20, 2018 Kenon concluded that as of December 31, 2017, the carrying amount of the investment in ZIM is lower than the recoverable amount, and therefore, no impairment was recognized.

For the purposes of management’s impairment evaluation of the Group’s investment, ZIM, which operates integrated network liner activity, has one CGU, which consists of all of ZIM’s assets. The recoverable amount is based on the higher of the value in use and the fair value less cost of disposal (“FVLCOD”). The valuation is predominantly based on publicly available information and earnings of ZIM over the 12-month periods to September 2017. The valuation approach was based on the equity method, recognizing the cost of investment and share of losses in ZIM, and subsequently to assess a maintainable level of earnings to form a view on the appropriate valuation range as at December 31, 2017.

During the recent valuation, due to the uncertainty experienced in shipping sector, and a limited evidence of a sustained industry recovery as at December 31, 2017, the following data points and benchmarks were considered by the independent valuer:

A.	The implied EV/EBITDA range based on the indicative range of fair values for Kenon’s 32% stake in ZIM and the actual EBITDA for the 12-month to December 31, 2017; and,

B.
The implied EV/EBITDA range based on the indicative range of fair values for Kenon’s 32% stake in ZIM and the estimated sustainable EBITDA computed based on a 9% margin and actual revenue for the 12-month to September 30, 2017. The estimated maintainable margin was based on a 30% discount applied to analyst estimate of the industry margin.

The independent valuer arrived at a range of equity valued between $120 million and $180 million after adjustments for Net Debt. The fair value measurement was categorized as Level 3 fair value based on the inputs in the valuation technique used.

For the year ended December 31, 2016, Kenon recognized an impairment loss of $72 million in ZIM. Based on the above assessment, Kenon will record a write-back impairment of $29 million in write back/(impairment) of assets and investments, bringing the carrying value in ZIM as at December 31, 2017 to $120 million.

3.	In 2015, ZIM recognized an impairment of the vessels held for sale in an amount of $7 million as impairment under other operating expenses.

4.
During 2015, ZIM sold all of its holdings in an associated company which resulted in a disposal gain of $32 million recognized in ZIM’s financial statements. Kenon's share of the disposal gain is $10 million and is recognized in share of net income and losses from associated companies.

5.
During 2016, ZIM sold a portion of its holdings in an associated company and ceased to have significant influence over such investee. ZIM recognized a disposal gain in an amount of $16 million, Kenon's share of the disposal gain is $5 million and is recognized in share of net income and losses from associated companies.

6.	During 2017, ZIM did not sell any of its holdings.

b.	Qoros Automotive Co. Ltd. (“Qoros”)

1.
As at December 31, 2017, the Group holds, through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”) the equity interest of Qoros in a 50/50 agreement with a Chinese vehicle manufacturer – Chery Automobiles Limited (“Chery”), which is engaged in manufacture of vehicles using advanced technology, and marketing and distribution of the vehicles worldwide under a quality brand name.

2.
Qoros introduces a new strategic partner

In January 2018, Quantum and Chery diluted their shares in Qoros to an entity related to Baoneng Group, giving it a 51% equity interest in Qoros. Quantum and Chery’s equity interest in Qoros were reduced to 24% and 25%, respectively (see Note 33.2.A).

3.	As at December 31, 2017, Kenon’s investment in Qoros amounts to $1.7 million (December 31, 2016 – $117 million).

4.
In January and February 2016, Kenon and Wuhu Chery each, through Quantum, a Kenon subsidiary, provided a RMB275 million ($42 million) convertible loan to Qoros to support its working capital requirements.

During 2015, Kenon and Chery each, through a subsidiary, provided a RMB800 million ($130 million) convertible loan to Qoros to support its ongoing development.

5.
Qoros incurred a net loss of RMB 1.4 billion (approximately $211 million) and had net current liabilities of approximately RMB 3.7 billion (approximately $555 million) for the year ended December 31, 2017 (RMB 1.9 billion (approximately $284 million) and RMB 3.57 billion (approximately $515 million) as of December 31, 2016 respectively).

Qoros has given careful consideration to the future of its liquidity. With its available sources of finance and the addition of the new strategic partner (see Note 33.2.A), Qoros believes it will have sufficient financial resources to continue as a going concern for the next twelve months.

6.	Ansonia Loans

a.	Overview

On April 22 and September 2, 2016, Ansonia Holdings Singapore B.V. ("Ansonia"), which owns approximately 58% of the outstanding shares of Kenon, entered an agreement to provide loans (“Ansonia loans”) in an aggregate amount of up to RMB 450 million ($69 million) with an interest rate of 6% per annum, through Quantum, to support Qoros. Wuhu Chery completed its provision of loans to Qoros in the same amount and on similar conditions.  Set forth below is an overview of the Ansonia loans as of December 31, 2017:

Date Granted	RMB million	Plus certain interest	Convertible into Equity Discount Rate [1]	Loan Transfer Date from Quantum to Qoros [2]
Tranche 1 / Apr 2016	150	6%	10%	May 20, 2016
Tranche 2 / Apr 2016	150			June 28, 2016
Tranche 3 / Sep 2016	150		25%	September 6, 2016
Total	450 ($69 million)

1.  To facilitate potential investment by a third party in Qoros, Ansonia loans are automatically convertible into equity in Quantum in the event of a third-party financing at Qoros meets certain conditions, or when Ansonia loans are repaid in relation to such third-party financing. The loans will be convertible into equity of Quantum at a 10% (Tranche 1 and 2) and at a 25% discount (Tranche 3) discount to the implied value of Qoros based upon the third-party financing.

2.   Loans carry the same term of 9 months from the first transfer date

b.	Repayment of the Ansonia loans

i.
Ansonia loans to Quantum are non-recourse to Kenon, and limited recourse to Quantum. Quantum’s obligations to repay these loans when Quantum receives loan repayments from Qoros; or Quantum sells all or portion of its interest in Qoros.

ii.
Qoros has agreed to secure and undertaken to enter into the pledge for the Quantum and Wuhu Chery loans with certain collateral. The pledge is subjected to approvals to be received. Qoros' pledge of this collateral will be released upon a conversion of the shareholder loans into equity (as described below) or upon repayment.

iii.	Quantum agreed to assign its rights, title and interests in the collateral securing these loans to Ansonia.

iv.	Ansonia loans can be repaid by Quantum without penalty or premium prior to the conversion into Equity of Quantum.

v.
Repayment of Ansonia loan of $20 million was made in January 2018 by Quantum. The remaining outstanding balance will be repaid upon repayment of shareholder loans owing from Qoros to Quantum, which is expected to occur within the next 6 months.

c.	Conversion of the Ansonia loans into Equity (“Conversion”)

Upon a conversion, Kenon's indirect interest in Qoros will be diluted. From the point of the conversion until the third anniversary of such conversion, Ansonia will have the option to convert its equity in Quantum into an equivalent value of equity in Qoros, subject to regulatory acceptance, Qoros', Chery's and Wuhu Chery's approvals. As the plan is to repay the outstanding Ansonia loan within the next 6 months, the conversion is unlikely to happen.

7.	Financial Guarantees Provision and Releases

a.
On June 30, 2016, Kenon increased its previously recognized provision of $30 million to $160 million in respect to Kenon’s “back-to-back” guarantee obligations to Chery (RMB1,100 million), in respect of guarantees that Chery has given for Qoros’ bank debt and has pledged a portion of its interests in Qoros to secure Qoros’ bank debt. In addition to the current liquidity needs of Qoros, its financial position and Kenon’s strategic intent, the provision was made due to uncertainty in the Chinese automobile market. As a result, Kenon recognized a $130 million charge to expense for such financial guarantees in its consolidated statement of profit or loss in 2016.

These back-to-back guarantees consist of (i) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of RMB1.5 billion with respect to Qoros’ RMB3 billion facility, and (ii) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of Qoros’ RMB700 million facility, and interest and fees, if applicable.

b.
On December 25, 2016. Kenon has agreed to provide a RMB250 million (approximately $36 million) shareholder loan to Qoros, and in relation to this loan, the maximum amount of Kenon’s back-to-back guarantee obligations to Chery has been reduced by RMB250 million. As part of the loan to Qoros, Kenon’s back-to-back guarantee obligations to Chery with respect to Chery’s guarantee of Qoros’ RMB3 billion loan facility with the Export-Import Bank of China (“EXIM Bank”) have been reduced by one third, and the maximum amount of Kenon’s obligations under this back-to-back guarantee (subject to certain obligations to negotiate fees and interest described in the table below) has been reduced from RMB750 million to RMB500 million (approximately $72 million). In addition, Ansonia has committed to fund RMB25 million (approximately $4 million) of Kenon’s remaining back-to-back guarantee obligations to Chery in certain circumstances (“Ansonia Commitment”).

Chery has agreed to make a corresponding RMB250 million loan to Qoros. The proceeds of these loans were used to support Qoros’ ordinary course working capital requirements and Qoros’ investments in new initiatives, such as new-energy vehicles, while it continues its fund raising efforts.

As part of this transaction, Quantum pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Quantum up to 5% of Qoros’ outstanding shares to meet its pledge obligations under a Qoros RMB 1.2 billion loan facility with EXIM Bank. The number of Qoros shares pledged to Chery is subject to adjustment from time to time. In certain circumstances Quantum must pledge additional shares (to the extent it has unencumbered shares), and in other circumstances the pledged shares may be released and the borrowed shares must be returned, e.g., in the event that Quantum is required to pledge additional shares to secure the RMB1.2 billion EXIM Bank facility (Quantum has previously pledged a significant portion of its Qoros shares to secure Qoros’ obligations under Qoros’ RMB 1.2 billion loan facility with EXIM Bank).

Kenon has been informed that, in order to facilitate Kenon’s above mentioned reduction in Kenon’s back-to-back guarantee obligations to Chery, an affiliate of Kenon’s major shareholder has given certain undertakings to Chery with respect to the released guarantee obligations.

c.
On March 10, 2017, Kenon announces that it has agreed to fund up to RMB777 million (approximately $114 million) to Qoros in relation to the full release of its remaining RMB825 million (approximately $125 million) back-to-back guarantee obligations to Chery in two tranches, which releases Kenon from commitments to pay any related interest and fees to Chery under the guarantees.

On March 10, 2017, Kenon transferred RMB388.5 million (approximately $57 million) ("First Tranche Loans") to Qoros in relation to a reduction of RMB425 million (approximately $63 million) of Kenon's back-to-back guarantee obligations to Chery, including related interest and fees and the provision of the Second Tranche Loans shall be at Kenon's discretion.

As part of the First Tranche Loans, in relation to 50% reduction of the guarantee, Kenon funded 50% for Kenon and 50% on behalf of Chery.

On April 25, 2017, Kenon funded RMB100 million (approximately $15 million) as part of the remaining provision of RMB388.5 million to Qoros (the “Second Tranche Loans”) on similar terms in connection with the remaining RMB425 million reduction in its back-to-back guarantees.

Kenon’s remaining liability under its guarantee obligations totals RMB320 million in respect of RMB288.5 million (approximately $44 million) principal amount of debt as at December 31, 2017.

In the event that Chery's obligations under its guarantees are reduced, through amortization of the loans or guarantee releases, Kenon is entitled to the proportionate return from Chery of the loans provided on Chery's behalf (i.e., up to RMB388.5 million (approximately $57 million) with respect to the First Tranche Loans and the Second Tranche Loans) and the release of the pledges described above.

Quantum will pledge approximately 10.3% of the outstanding shares of Qoros to Chery in relation to 50% of the guarantee releases, which pledges are enforceable to the extent Kenon would have been required to make payments under such guarantees but for the guarantee releases.

In addition, Chery may also borrow from Quantum 5% of Qoros' outstanding shares in relation to Kenon's provision of the First Tranche Loans and the Second Tranche Loans. The number of Qoros shares pledged to Chery which are borrowed from Quantum is subject to adjustment from time to time.

Set forth below is an overview of the RMB850 million back-to-back guarantees provided by Kenon in respect of Qoros' indebtedness, reflecting the reduction of the back-to-back guarantees described above:

Loans	Timing	Amount of Loans to Qoros	Amount of Guarantee Obligations Prior to Investment	Release of Kenon Guarantees to Chery	Remaining Guarantee Obligations Post-Investment	Pledge of Qoros Shares in relation to Investment
		in RMB million
First Tranche	March 2017	388.5	850 [1]	425 [3]	425	5.17%
Second Tranche	April 2017	100	425	105 [3]	320	5.17%
Third Tranche	At Kenon's discretion	288.5	320	320 [3]	—
Total		777	—	850 [3]	—	10.3%[2]

1. Kenon's major shareholder Ansonia Holdings Singapore B.V. has committed to fund RMB25 million (approximately $4 million) of Kenon's back-to-back guarantee obligations in certain circumstances.

2. Excludes up to 5% of Qoros shares which Chery may borrow from Quantum to meet its pledge obligations under the Qoros RMB1.2 billion loan facility, as discussed above.

3. Plus interest and fees.

Following the pledges above, and taking account of prior pledges by Quantum of Qoros shares to Qoros' lenders and to Chery, substantially all of Kenon's interest in Qoros will be pledged, or could be pledged pursuant to the equity borrowing arrangements with Chery described above.

The proceeds of the First Tranche Loans was used to support Qoros' ordinary course working capital requirements, debt service requirements and investments in new initiatives, such as new-energy vehicles, while Qoros continues its fund raising efforts. The transactions enabled Kenon to support Qoros and its fundraising efforts, while reducing its back-to-back guarantee obligations to Chery.

Due to the change in equity holdings of Qoros in 2018, adjustments to the respective parties’ pro rata obligations under the Qoros’ bank guarantees and pledges were made (see Note 33.2.A).

8.	Background of Financial Guarantees

The guarantees by Kenon described below have been amended and released as described in paragraph 7 above

a.
In July 2012, Chery provided a guarantee to the banks, in the amount of RMB1.5 billion ($242 million), in relation to an agreement with the banks to provide Qoros a loan, in the amount of RMB3 billion ($482 million). In November 2015, Kenon has provided back-to-back guarantees to Chery of RMB750 million (approximately $115 million) in respect of certain of Qoros’ indebtedness and has committed to negotiate with Chery in good faith to find a solution so that Kenon’s and Chery’s liabilities for the indebtedness of Qoros under Qoros’ RMB3 billion credit facility are equal in proportion; Kenon has similarly agreed to try to find an acceptable solution in respect of Kenon’s and Chery’s liabilities for the indebtedness of Qoros under Qoros’ 1.5 RMB billion facility, but without any obligation on Kenon to be liable for more than the amount set forth in its back-to-back guarantee to Chery. As a result, if Qoros is unable to meet its operating expenses or is unable to comply with the terms of certain of its debt agreements, Kenon may be required to make payments under its guarantees to Chery. In a back-to-back arrangement Kenon committed to Chery to pay half of every amount it will be required to pay with respect to the above-mentioned guarantee (“the 2012 Guarantee"). The fair value of the guarantee has been recorded in the financial statements.

Prior to Kenon’s spin-off from IC, IC provided the 2012 Guarantee to Qoros. This guarantee by IC is a back-to-back guarantee of Chery’s guarantee of up to RMB1.5 billion (approximately $240 million) under this credit facility, and the obligation of IC under this back-to-back guarantee is up to RMB888 million (approximately $142 million), including related interest and fees.

On February 12, 2015, Kenon has agreed to provide a RMB400 million (approximately $64 million) loan to Qoros to support its ongoing development, and in relation to the provision of this loan, IC’s back-to-back guarantee of Qoros’ debt was released in full. Chery’s guarantee under the Qoros facility of up to RMB1.5 billion (approximately $240 million) is not being released in relation to the release of IC’s back-to-back guarantees and, as described above, in November 2015 Kenon has provided back-to-back guarantees to Chery of RMB750 million.

b.
On May 12, 2015, Qoros has signed a Consortium Loan Agreement with the Export-Import Bank of China, and China Construction Bank Co., LTD, Suzhou Branch, concerning the Project of Research and Development of Hybrid Model (“Loan Agreement”), for an amount of RMB700 million ($108 million) or in USD not exceeding the equivalent to RMB480 million ($78 million) (the “Facility”).

c.
On June 15, 2015, this Facility was secured by Chery Automobile Co., Ltd (“Chery Guarantee Deed”) and pledged with Qoros’ 90 vehicle patents with an appraisal value of minimum RMB3.1 billion ($500 million). The Loan Agreement’s term of 102 months bears a 5-years interest rate quoted by the People’s Bank of China in RMB at LIBOR+10%, or in USD at LIBOR+3.50% per annum.

With relation to the above, Kenon provided a RMB350 million ($54 million) guarantee of this financing agreement to Chery for up to 50% of Chery’s Guarantee. As at December 31, 2016, Qoros had drawn down the Facility of RMB700 million ($108 million) with an interest rate of 5.39% (RMB 700 million as at December 31, 2015). The fair value of the guarantee has been recorded in the financial statements.

d.
On May 15, 2015, Kenon and Chery each provided a RMB400 million ($65 million) loan to Qoros to support its ongoing development. RMB25 million ($5 million) of each loan can be converted into equity on conditions set out in the agreement. As a result, Kenon’s ownership percentage in Qoros will not increase upon Qoros’ full, or partial, conversion of Kenon’s RMB400 million ($65 million) shareholder loan into equity.

Kenon expects all, or a portion, of the shareholder loans to convert into additional equity in Qoros upon the satisfaction of certain conditions, including the approval by the relevant Chinese authority.

Kenon funded the RMB400 million ($65 million) shareholder loan through drawdowns of $65 million under a Credit Facility with its former parent, IC.

e.
On July 31, 2014, in order to secure additional funding for Qoros of approximately RMB 1.2 billion ($200 million as of August 7, 2014) IC pledged a portion of its shares (including dividends derived therefrom) in Qoros, in proportion to its share in Qoros’s capital, in favor of the Chinese bank providing Qoros with such financing. Simultaneously, the subsidiary of Chery that holds Chery’s rights in Qoros also pledged a proportionate part of its rights in Qoros. Such financing agreement includes, inter alia, liabilities, provisions regarding covenants, events of immediate payment and/or early payment for violations and/or events specified in the agreement. The lien agreement includes, inter alia, provisions concerning the ratio of securities and the pledging of further securities in certain circumstances, including pledges of up to all of Quantum’s shares in Qoros (or cash), provisions regarding events that would entitle the Chinese Bank to exercise the lien, certain representations and covenants, and provisions regarding the registration and approval of the lien.

As part of the reduction of guarantee obligations in Note 10.C.b.7, Kenon has pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Kenon up to 5% of Qoros' outstanding shares to meet its pledge obligations under the abovementioned RMB 1.2 billion loan facility. As of December 31, 2016, in relation to this loan facility of RMB 1.2 billion, Kenon and Chery have each pledged 22.6% of its equity interest in Qoros.

Due to the introduction of the additional investor in January 2018, financial guarantees will be adjusted to the respective parties pro rata obligation based on the change in equity holdings of Qoros (see Note 33.2.A).

9.	Business Plans

a.
In September 2014, Qoros’ board of directors reviewed a business development plan for the next ten years. Subsequently, Qoros’ board of directors approved a five-year business plan, which reflected lower forecasted sales volumes and assumed the minimal level of capital expenditure necessary for such sales volumes. As a result, Qoros management performed impairment tests in October 2015 and February 2016. In March 2017, Qoros’ board of directors approved a new business development plan for the next five years. As a result, Qoros management performed impairment tests in March 2017 on Qoros’ operating assets as of December 31, 2016 and intangible assets.

As at December 31, 2017, Kenon concluded that the recoverable amount of its CGU, based on the 3rd-party transaction with Baoneng Group (see Note 33.2.A), was higher than the carrying value (adjusted for depreciation and amortization). The recoverable amount was determined based on fair value of Qoros’ assets less the costs of disposal. Therefore, no impairment was recognized in Qoros’ December 31, 2017 financial statements in respect of its CGU.

c.	Tower

1.
In March 2015, Tower accelerated the conversion of $80 million of its outstanding Series F Bonds into ordinary shares of Tower. As a result of the issuance of shares, Kenon's interest in Tower was reduced from 29% to 23% of Tower’s equity and Kenon realized a dilution gain of $32 million.

2.
On May 27, 2015, Kenon’s shareholders approved a capital reduction, contingent upon the approval of the High Court of the Republic of Singapore, to enable Kenon to distribute, on a pro rata basis, some, or all, of the 18,030,041 ordinary shares of Tower held by Kenon, as well as 1,669,795 ordinary shares of Tower underlying the 1,669,795 Series 9 Warrants of Tower held by Kenon, to holders of Kenon’s ordinary shares. On June 25, 2015, the High Court of the Republic of Singapore approved the reduction of Kenon’s issued share capital, enabling Kenon to declare a distribution of some, or all, of its interest in Tower by distribution in specie. On June 30, 2015, the investment in Tower was reclassified to Assets held for distribution.

3.
On July 7, 2015, Kenon’s board of directors declared a pro rata distribution (the “Distribution”) in specie of 18,030,041 ordinary shares of Tower (the “Tower Shares”) to Kenon’s shareholders of record as of the close of trading on July 20, 2015 (the “Record Date”). The Distribution occurred on July 23, 2015 (the “Distribution Date”) and is one of the first key steps in the implementation of Kenon’s strategy, which provided Kenon Shareholders with direct access to Tower, which Kenon believes is in the best interests of its shareholders.

4.
The Tower Shares to be distributed in the Distribution represent all of the shares in Tower owned by Kenon, excluding the 1,669,795 shares in Tower underlying certain warrants held by Kenon. As of July 7, 2015, Kenon had 53,682,994 ordinary shares outstanding. Accordingly, each Kenon Shareholder as of the Record Date received approximately 0.335861 of a Tower Share for every Kenon Share held by such shareholder as of the Record Date. The fair value of the distribution in kind amounts to $255 million. As a result of this distribution, the Group recognized a gain from distribution of dividend in kind of $210 million. The gain arose from the difference between the fair value of the distribution and the carrying amount of the investment as required by IFRIC 17 Distributions of non-cash assets to owners.

5.
After the distribution, Kenon beneficially owned 1,669,795 Warrants representing approximately 2.0% of outstanding Ordinary Shares of Tower. On August 5, 2016, Kenon sold 1,699,795 Series 9 Warrants of Tower for proceeds of approximately $11.4 million.

D.	Details regarding dividends received from associated companies

	For the Year Ended December 31
	2017	2016	2015
	$ thousands
From associated companies	382	743	4,487

E.	Restrictions

Qoros

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.

ZIM

The holders of ordinary shares of ZIM are entitled to receive dividends when declared and are entitled to one vote per share at meetings of ZIM. All shares rank equally with regard to the ZIM's residual assets, except as disclosed below.

In the framework of the process of privatizing ZIM, all the State of Israel’s holdings in ZIM (about 48.6%) were acquired by IC pursuant to an agreement from February 5, 2004. As part of the process, ZIM allotted to the State of Israel a special State share so that it could protect the vital interests of the State.

On July 14, 2014 the State and ZIM have reached a settlement agreement (the “Settlement Agreement”) that has been validated as a judgment by the Supreme Court. The Settlement Agreement provides, inter alia, the following arrangement shall apply: State’s consent is required to any transfer of the shares in ZIM which confers on the holder a holding of 35% and more of the ZIM’s share capital. In addition, any transfer of shares which confers on the holders a holding exceeding 24% but not exceeding 35%, shall require prior notice to the State. To the extent the State determines that the transfer involves a potential damage to the State’s security or any of its vital interests or if the State did not receive the relevant information in order to formulate a decision regarding the transfer, the State shall be entitled to inform, within 30 days, that it objects to the transfer, and it will be required to reason its objection. In such an event, the transferor shall be entitled to approach a competent court on this matter.

The Special State Share, and the permit which accompanies it, also imposes transferability restrictions on our equity interest in ZIM. Furthermore, although there are no contractual restrictions on any sales of our shares by our controlling shareholders, if major shareholders’ ownership interest in Kenon (controlling shareholders of Kenon) is less than 36%, or major shareholders cease to be the controlling shareholder, or sole controlling shareholder of Kenon, then Kenon’s rights with respect to its shares in ZIM (e.g., Kenon’s right to vote and receive dividends in respect of its ZIM shares),will be limited to the rights applicable to an ownership of 24% of ZIM, until or unless the State of Israel provides its consent, or does not object to, this decrease in major shareholders’ ownership or “control” (as defined in the State of Israel consent received by IC in relation to the spin-off). The State of Israel may also revoke Kenon’s permit if there is a material change in the facts upon which the State of Israel’s consent was based, upon a breach of the provisions of the Special State Share by Kenon, Mr. Ofer, or ZIM, or if the cancellation of the provisions of the Special State Share with respect to a person holding shares in ZIM contrary to the Special State Share’s provisions apply (without limitation).

The Special State Share is non-transferable. Except for the rights attached to the said share, it does not confer upon its holder voting rights or any share capital related rights.